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                                                                    EXHIBIT 23

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following Registration Statements of our report dated August 10, 2000 with respect to the consolidated financial statements of Universal Corporation and subsidiaries included in this Annual Report (Form 10-K) for the year ended June 30, 2000.

                    Registration
                  Statement Number           Description
                  ----------------           -----------


                       33-55140                Form S-8
                       33-38148                Form S-8
                       33-56719                Form S-8
                      333-39297                Form S-8
                      333-45497                Form S-8
                      333-43522                Form S-3

  /s/ ERNST & YOUNG LLP

Richmond, Virginia
September 21, 2000